UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Item 7.01	Regulation FD Disclosure

As previously disclosed, on December 17, 2023, Ebix, Inc. (the “Company”), and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Ebix, Inc., et al., Case No. 23-80004 (SWE). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Monthly Operating Reports

On March 21, 2024, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period ended February 29, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibit 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11, and 99.12. This Current Report on Form 8-K (including the exhibits hereto, the “Form 8-K”) will not be deemed an admission as to the materiality of any information herein. Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://omniagentsolutions.com/Ebix, a website administered by Omni Agent Solutions, Inc., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Form 8-K.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11, and 99.12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports have not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results

Forward Looking Statements

Furthermore, this Form 8-K and/or the Monthly Operating Reports may contain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K and/or the Monthly Operating Reports that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding Chapter 11 Cases, the DIP facility, the Company’s monthly operating results, the Company’s ability to consummate and complete a plan of reorganization and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, Such risks and uncertainties include, but are not limited to, risk and uncertainties relating to the Debtors’ continued operation of the business as “debtors-in-possession” the possibility that the Company may not be able to complete a sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including the increased legal and other professional costs necessary to execute the Chapter 11 Cases, the impact on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time at the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Agreement and other financing arrangements; the trading price and volatility of the Company’s common stock; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”). These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that we file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Ebix, Inc. Monthly Operating Report for the period ended February 29, 2024

99.2	Ebix US, LLC Monthly Operating Report for the period ended February 29, 2024

99.3	Vertex, Incorporated Monthly Operating Report for the period ended February 29, 2024

99.4	P.B. Systems, Inc. Monthly Operating Report for the period ended February 29, 2024

99.5	Ebix Consulting, Inc. Monthly Operating Report for the period ended February 29, 2024

99.6	Facts Services, Inc. Monthly Operating Report for the period ended February 29, 2024

99.7	Doctors Exchange, Inc. Monthly Operating Report for the period ended February 29, 2024

99.8	Ebix International LLC Monthly Operating Report for the period ended February 29, 2024

99.9	Agency Solutions.com, LLC d/b/a Health Connect LLC Monthly Operating Report for the period ended February 29, 2024

99.10	ConfirmNet Corporation Monthly Operating Report for the period ended February 29, 2024

99.11	A.D.A.M., Inc. Monthly Operating Report for the period ended February 29, 2024

99.12	Ebix Latin America, LLC Monthly Operating Report for the period ended February 29, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2024

EBIX, INC.

	By:	/s/ Amit Kumar Garg
	Name:	Amit Kumar Garg
	Title:	Chief Financial Officer